Exhibit 32.1

CERTIFICATIONS

Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

           In connection with the report of NationsRent Companies, Inc. ("NationsRent") on Form 10-Q for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. Putman, the Chief Executive Officer of NationsRent, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

           (ii) The information contained in such the Report fairly presents, in all material respects, the financial condition and results of operations of NationsRent.

           Date: May 16, 2005

/s/ Thomas J. Putman Thomas J. Putman Chief Executive Officer